Exhibit 99.1
MillerKnoll, Inc. Supplemental Financial Data
Revised Quarterly Segment Data for the quarterly periods within each of the fiscal years ended May 29, 2021 and May 28, 2022
(Unaudited) ($ in millions)

I.Segment Information

The tables below summarize, for the periods indicated, the revised reportable segments and the other supplemental data of MillerKnoll, Inc.

A.Quarterly Segment Data for Fiscal 2022

	Three Months Ended								Twelve Months Ended
	August 28, 2021		November 27, 2021		February 26, 2022		May 28, 2022		May 28, 2022
Americas
Net Sales (1)	$381.3	100.0%	$499.3	100.0%	$509.4	100.0%	$539.2	100.0%	$1,929.1	100.0%
Gross Margin	106.2	27.9%	128.4	25.7%	120.9	23.7%	137.6	25.5%	493.1	25.6%
Operating Expenses (1)	116.8	30.6%	139.3	27.9%	129.5	25.4%	131.6	24.4%	517.1	26.8%

Operating (Loss) Earnings (1)	$(10.6)	(2.8)%	$(10.9)	(2.2)%	$(8.6)	(1.7)%	$6.0	1.1%	$(24.0)	(1.2)%
International & Specialty
Net Sales (1)	$167.1	100.0%	$247.0	100.0%	$241.0	100.0%	$273.3	100.0%	$928.5	100.0%
Gross Margin	67.2	40.2%	98.5	39.9%	93.9	39.0%	113.0	41.3%	372.6	40.1%
Operating Expenses (1)	60.6	36.3%	83.7	33.9%	76.9	31.9%	81.4	29.8%	302.7	32.6%

Operating Earnings (1)	$6.6	3.9%	$14.8	6.0%	$17.0	7.1%	$31.6	11.6%	$69.9	7.5%
Retail
Net Sales	$241.3	100.0%	$280.0	100.0%	$279.1	100.0%	$288.0	100.0%	$1,088.4	100.0%
Gross Margin	104.3	43.2%	126.1	45.0%	124.7	44.7%	131.9	45.8%	487.0	44.7%
Operating Expenses	77.9	32.3%	91.7	32.8%	88.4	31.7%	94.5	32.8%	352.5	32.4%

Operating Earnings	$26.4	10.9%	$34.4	12.3%	$36.3	13.0%	$37.4	13.0%	$134.5	12.4%
Corporate
Operating Expenses	$75.0	—%	$32.1	—%	$15.5	—%	$18.0	—%	$140.6	—%

Operating (Loss)	$(75.0)	—%	$(32.1)	—%	$(15.5)	—%	$(18.0)	—%	$(140.6)	—%
MillerKnoll, Inc.
Net Sales	$789.7	100.0%	$1,026.3	100.0%	$1,029.5	100.0%	$1,100.5	100.0%	$3,946.0	100.0%
Gross Margin	277.7	35.2%	353.0	34.4%	339.5	33.0%	382.5	34.8%	1,352.7	34.3%
Operating Expenses	330.3	41.8%	346.8	33.8%	310.3	30.1%	325.5	29.6%	1,312.9	33.3%

Operating (Loss) Earnings	$(52.6)	(6.7)%	$6.2	0.6%	$29.2	2.8%	$57.0	5.2%	$39.8	1.0%
(1) The sum of the quarters does not equal the annual balance reflected in the fiscal 2022 issued Consolidated Statements of Comprehensive Income due to rounding associated with the calculations on an individual quarter basis.

B. Quarterly Segment Data for Fiscal 2021

	Three Months Ended								Twelve Months Ended
	August 29, 2020		November 28, 2020		February 27, 2021		May 29, 2021		May 29, 2021
Americas
Net Sales (1)	$352.3	100.0%	$330.5	100.0%	$275.6	100.0%	$276.3	100.0%	$1,234.6	100.0%
Gross Margin	128.8	36.6%	114.1	34.5%	90.8	32.9%	76.2	27.6%	409.9	33.2%
Operating Expenses (1)	71.5	20.3%	74.8	22.6%	73.1	26.5%	93.1	33.7%	312.7	25.3%

Operating (Loss) Earnings (1)	$57.3	16.3%	$39.3	11.9%	$17.7	6.4%	$(16.9)	(6.1)%	$97.2	7.9%
International & Specialty
Net Sales (1)	$114.9	100.0%	$121.4	100.0%	$116.3	100.0%	$126.9	100.0%	$479.6	100.0%
Gross Margin (1)	45.2	39.3%	46.9	38.6%	44.2	38.0%	46.2	36.4%	182.6	38.1%
Operating Expenses	27.3	23.8%	32.7	26.9%	35.0	30.1%	38.2	30.1%	133.2	27.8%

Operating Earnings (1)	$17.9	15.6%	$14.2	11.7%	$9.2	7.9%	$8.0	6.3%	$49.4	10.3%
Retail
Net Sales	$159.6	100.0%	$174.4	100.0%	$198.6	100.0%	$218.3	100.0%	$750.9	100.0%
Gross Margin (1)	75.8	47.5%	83.4	47.8%	95.8	48.2%	103.7	47.5%	358.6	47.8%
Operating Expenses	45.7	28.6%	55.4	31.8%	57.3	28.9%	62.0	28.4%	220.4	29.4%

Operating Earnings (1)	$30.1	18.9%	$28.0	16.1%	$38.5	19.4%	$41.7	19.1%	$138.2	18.4%
Corporate
Operating Expenses	$10.1	—%	$10.3	—%	$10.4	—%	$21.5	—%	$52.3	—%

Operating (Loss)	$(10.1)	—%	$(10.3)	—%	$(10.4)	—%	$(21.5)	—%	$(52.3)	—%
MillerKnoll, Inc.
Net Sales	$626.8	100.0%	$626.3	100.0%	$590.5	100.0%	$621.5	100.0%	$2,465.1	100.0%
Gross Margin	249.8	39.9%	244.4	39.0%	230.8	39.1%	226.1	36.4%	951.1	38.6%
Operating Expenses (1)	154.6	24.7%	173.2	27.7%	175.8	29.8%	214.8	34.6%	718.6	29.2%

Operating Earnings (1)	$95.2	15.2%	$71.2	11.4%	$55.0	9.3%	$11.3	1.8%	$232.5	9.4%
(1) The sum of the quarters does not equal the annual balance reflected in the fiscal 2021 issued Consolidated Statements of Comprehensive Income due to rounding associated with the calculations on an individual quarter basis.

II. Non-GAAP Financial Measures
This presentation contains non-GAAP financial measures that are not in accordance with, nor an alternative to, generally accepted accounting principles (GAAP) and may be different from non-GAAP measures presented by other companies. These non-GAAP financial measures are not measurements of our financial performance under GAAP and should not be considered an alternative to the related GAAP measurement. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of non-GAAP measures should not be construed as an indication that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included within this presentation. The Company believes these non-GAAP measures are useful for investors as they provide financial information on a more comparative basis for the periods presented.

The non-GAAP financial measures referenced within this presentation include: Adjusted Operating Earnings (Loss) and Organic Growth (Decline).

Adjusted Operating Earnings (Loss) represents reported operating earnings plus acquisition and integration charges, amortization of purchased intangibles, restructuring expenses and other special charges. These adjustments are described further as follows:

Acquisition and integration charges: Costs related directly to the Knoll acquisition including legal, accounting and other professional fees as well as integration-related costs. Integration-related costs include severance, accelerated stock-based compensation expenses, asset impairment charges, and other cost reduction efforts or reorganization initiatives.

Amortization of purchased intangibles: Includes expenses associated with the amortization of inventory step-up and amortization of acquisition related intangibles acquired as part of the Knoll acquisition. The revenue generated by the associated intangible assets has not been excluded from the related non-GAAP financial measure. We exclude the impact of the amortization of purchased intangibles, including the fair value adjustment to inventory, as such non-cash amounts were significantly impacted by the size of the Knoll acquisition. Furthermore, we believe that this adjustment enables better comparison of our results as Amortization of Purchased Intangibles will not recur in future periods once such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Although we exclude the Amortization of Purchased Intangibles in these non-GAAP measures, we believe that it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.

Gain on sale of dealer: Includes the gain recorded on the divestiture of an owned dealership.

Restructuring expenses: Include actions involving facilities consolidation and optimization, targeted workforce reductions, and costs associated with an early retirement program.

Special charges: Special charges include certain costs arising as a direct result of the COVID-19 pandemic, and retroactive payments related to reinstated employee benefits made in the prior year. Retroactive payments related to reinstated employee benefits were an adjustment to Operating Earnings in the fourth quarter of fiscal 2021, but not for the full year.

Organic Growth (Decline) represents the change in sales and orders, excluding currency translation effects and the impact of acquisitions and divestitures.

A.Reconciliation of Operating (Loss) Earnings to Adjusted Operating Earnings by Segment for Fiscal 2022

	Three Months Ended								Twelve Months Ended
	August 28, 2021		November 27, 2021		February 26, 2022		May 28, 2022		May 28, 2022
Americas
Net Sales(1)	$381.3	100.0%	$499.3	100.0%	$509.4	100.0%	$539.2	100.0%	$1,929.1	100.0%
Gross Margin	106.2	27.9%	128.4	25.7%	120.9	23.7%	137.6	25.5%	493.1	25.6%
Operating Expenses (1)	116.8	30.6%	139.3	27.9%	129.5	25.4%	131.6	24.4%	517.1	26.8%
Operating (Loss) Earnings (1)	(10.6)	(2.8)%	(10.9)	(2.2)%	(8.6)	(1.7)%	6.0	1.1%	(24.0)	(1.2)%
Adjustments
Acquisition and Integration Charges	4.7	1.2%	19.1	3.8%	2.4	0.5%	3.7	0.7%	29.9	1.5%
Amortization of Purchased Intangibles	18.3	4.8%	4.3	0.9%	3.0	0.6%	3.1	0.6%	28.7	1.5%
Gain on Sale of Dealer	—	—%	—	—%	(2.0)	(0.4)%	—	—%	(2.0)	(0.1)%
Adjusted Operating Earnings (Loss)(1)	$12.4	3.3%	$12.5	2.5%	$(5.2)	(1.0)%	$12.8	2.4%	$32.6	1.7%
International & Specialty
Net Sales (1)	$167.1	100.0%	$247.0	100.0%	$241.0	100.0%	$273.3	100.0%	$928.5	100.0%
Gross Margin	67.2	40.2%	98.5	39.9%	93.9	39.0%	113.0	41.3%	372.6	40.1%
Operating Expenses (1)	60.6	36.3%	83.7	33.9%	76.9	31.9%	81.4	29.8%	302.7	32.6%
Operating Earnings (1)	6.6	3.9%	14.8	6.0%	17.0	7.1%	31.6	11.6%	69.9	7.5%
Adjustments
Acquisition and Integration Charges	—	—%	0.8	0.3%	0.3	0.1%	0.1	—%	1.2	0.1%
Amortization of Purchased Intangibles (1)	10.9	6.5%	9.8	4.0%	3.8	1.6%	2.3	0.8%	26.9	2.9%
Adjusted Operating Earnings	$17.5	10.5%	$25.4	10.3%	$21.1	8.8%	$34.0	12.4%	$98.0	10.6%
Retail
Net Sales	$241.3	100.0%	$280.0	100.0%	$279.1	100.0%	$288.0	100.0%	$1,088.4	100.0%
Gross Margin	104.3	43.2%	126.1	45.0%	124.7	44.7%	131.9	45.8%	487.0	44.7%
Operating Expenses	77.9	32.3%	91.7	32.8%	88.4	31.7%	94.5	32.8%	352.5	32.4%
Operating Earnings	26.4	10.9%	34.4	12.3%	36.3	13.0%	37.4	13.0%	134.5	12.4%
Adjustments
Acquisition and Integration Charges	(0.2)	(0.1)%	0.5	0.2%	—	—%	—	—%	0.3	—%
Amortization of Purchased Intangibles	3.3	1.4%	2.0	0.7%	1.2	0.4%	1.3	0.5%	7.8	0.7%
Adjusted Operating Earnings	$29.5	12.2%	$36.9	13.2%	$37.5	13.4%	$38.7	13.4%	$142.6	13.1%
Corporate
Operating Expenses	$75.0	—%	$32.1	—%	$15.5	—%	$18.0	—%	$140.6	—%
Operating (Loss)	(75.0)	—%	(32.1)	—%	(15.5)	—%	(18.0)	—%	(140.6)	—%
Adjustments
Acquisition and Integration Charges(1)	$64.4	—%	$20.7	—%	$4.4	—%	$3.7	—%	$93.1	—%
Adjusted Operating (Loss)(1)	$(10.6)	—%	$(11.4)	—%	$(11.1)	—%	$(14.3)	—%	$(47.5)	—%
MillerKnoll, Inc.
Net Sales	$789.7	100.0%	$1,026.3	100.0%	$1,029.5	100.0%	$1,100.5	100.0%	$3,946.0	100.0%
Gross Margin	277.7	35.2%	353.0	34.4%	339.5	33.0%	382.5	34.8%	1,352.7	34.3%
Operating Expenses	330.3	41.8%	346.8	33.8%	310.3	30.1%	325.5	29.6%	1,312.9	33.3%
Operating (Loss) Earnings	(52.6)	(6.7)%	6.2	0.6%	29.2	2.8%	57.0	5.2%	39.8	1.0%
Adjustments
Acquisition and Integration Charges (1)	68.9	8.7%	41.1	4.0%	7.1	0.7%	7.5	0.7%	124.5	3.2%
Amortization of Purchased Intangibles (1)	32.5	4.1%	16.1	1.6%	8.0	0.8%	6.7	0.6%	63.4	1.6%
Gain on Sale of Dealer	—	—%	—	—%	(2.0)	(0.2)%	—	—%	(2.0)	(0.1)%
Adjusted Operating Earnings	$48.8	6.2%	$63.4	6.2%	$42.3	4.1%	$71.2	6.5%	$225.7	5.7%
(1) The sum of the quarters does not equal the annual balance reflected in the fiscal 2022 issued Consolidated Statements of Comprehensive Income due to rounding associated with the calculations on an individual quarter basis.

B. Reconciliation of Operating Earnings (Loss) to Adjusted Operating Earnings by Segment for Fiscal 2021

	Three Months Ended								Twelve Months Ended
	August 29, 2020		November 28, 2020		February 27, 2021		May 29, 2021		May 29, 2021
Americas
Net Sales (1)	$352.3	100.0%	$330.5	100.0%	$275.6	100.0%	$276.3	100.0%	$1,234.6	100.0%
Gross Margin	128.8	36.6%	114.1	34.5%	90.8	32.9%	76.2	27.6%	409.9	33.2%
Operating Expenses (1)	71.5	20.3%	74.8	22.6%	73.1	26.5%	93.1	33.7%	312.7	25.3%
Operating Earnings (Loss) (1)	57.3	16.3%	39.3	11.9%	17.7	6.4%	(16.9)	(6.1)%	97.2	7.9%
Adjustments
Special Charges (1) (2)	0.2	0.1%	0.1	—%	—	—%	21.1	7.6%	—	—%
Restructuring (1)	1.5	0.4%	1.2	0.4%	0.2	0.1%	1.2	0.4%	4.0	0.3%
Adjusted Operating Earnings (1) (2)	$59.0	16.7%	$40.6	12.3%	$17.9	6.5%	$5.4	2.0%	$101.2	8.2%
International & Specialty
Net Sales (1)	$114.9	100.0%	$121.4	100.0%	$116.3	100.0%	$126.9	100.0%	$479.6	100.0%
Gross Margin (1)	45.2	39.3%	46.9	38.6%	44.2	38.0%	46.2	36.4%	182.6	38.1%
Operating Expenses	27.3	23.8%	32.7	26.9%	35.0	30.1%	38.2	30.1%	133.2	27.8%
Operating Earnings (1)	17.9	15.6%	14.2	11.7%	9.2	7.9%	8.0	6.3%	49.4	10.3%
Adjustments
Special Charges(1)	1.1	1.0%	(0.3)	(0.2)%	—	—%	0.5	0.4%	1.2	0.3%
Restructuring (1)	(2.7)	(2.3)%	1.2	1.0%	0.1	0.1%	—	—%	(1.3)	(0.3)%
Adjusted Operating Earnings(1)	$16.3	14.2%	$15.1	12.4%	$9.3	8.0%	$8.5	6.7%	$49.3	10.3%
Retail
Net Sales	$159.6	100.0%	$174.4	100.0%	$198.6	100.0%	$218.3	100.0%	$750.9	100.0%
Gross Margin (1)	75.8	47.5%	83.4	47.8%	95.8	48.2%	103.7	47.5%	358.6	47.8%
Operating Expenses (1)	45.7	28.6%	55.4	31.8%	57.3	28.9%	62.0	28.4%	220.4	29.4%
Operating Earnings(1)	30.1	18.9%	28.0	16.1%	38.5	19.4%	41.7	19.1%	138.2	18.4%
Adjustments
Special Charges(1) (2)	0.1	0.1%	—	—%	—	—%	0.5	0.2%	—	—%
Adjusted Operating Earnings (1)(2)	$30.2	18.9%	$28.0	16.1%	$38.5	19.4%	$42.2	19.3%	$138.2	18.4%
Corporate
Operating Expenses	10.1	—%	10.3	—%	10.4	—%	21.5	—%	52.3	—%
Operating (Loss)	(10.1)	—%	(10.3)	—%	(10.4)	—%	(21.5)	—%	(52.3)	—%
Adjustments
Acquisitions and Integration	—	—%	—	—%	—	—%	11.0	—%	11.0	—%
Adjusted Operating (Loss)	$(10.1)	—%	$(10.3)	—%	$(10.4)	—%	$(10.5)	—%	$(41.3)	—%
MillerKnoll, Inc.
Net Sales	$626.8	100.0%	$626.3	100.0%	$590.5	100.0%	$621.5	100.0%	$2,465.1	100.0%
Gross Margin	249.8	39.9%	244.4	39.0%	230.8	39.1%	226.1	36.4%	951.1	38.6%
Operating Expenses (1)	154.6	24.7%	173.2	27.7%	175.8	29.8%	214.8	34.6%	718.6	29.2%
Operating Earnings (1)	95.2	15.2%	71.2	11.4%	55.0	9.3%	11.3	1.8%	232.5	9.4%
Adjustments
Special Charges (1)(2))	$1.4	0.2%	$(0.2)	—%	$—	—%	$22.1	3.6%	$1.2	—%
Acquisition and Integration	—	—%	—	—%	—	—%	11.0	1.8%	11.0	0.4%
Restructuring	(1.2)	(0.2)%	2.4	0.4%	0.3	0.1%	1.2	0.2%	2.7	0.1%
Adjusted Operating Earnings (1) (2)	$95.4	15.2%	$73.4	11.7%	$55.3	9.4%	$45.6	7.3%	$247.4	10.0%
(1) The sum of the quarters does not equal the annual balance reflected in the fiscal 2021 issued Consolidated Statements of Comprehensive Income due to rounding associated with the calculations on an individual quarter basis.
(2) Retroactive payments related employee benefits that were suspended for a portion of fiscal year 2021, then reinstated in the fourth quarter were an adjustment to Operating Earnings in the fourth quarter of fiscal 2021, but not an adjusting item for the full year.

C. Organic Sales Growth (Decline) by Segment

	Three Months Ended				Twelve Months Ended
	August 28, 2021	November 27, 2021	February 26, 2022	May 28, 2022	May 28, 2022
Americas
Net Sales, as reported (1)	$381.3	$499.3	$509.4	$539.2	$1,929.1
% change from prior year	8.2%	51.1%	84.8%	95.2%	56.3%
Adjustments
Acquisitions	(73.7)	(156.3)	(163.7)	(170.7)	(564.4)
Currency Translation Effects	(0.8)	(0.9)	0.3	0.5	(1.0)
Net Sales, organic (1)	$306.8	$342.1	$346.0	$369.0	$1,363.7
% change from prior year	(12.9)%	3.5%	25.7%	34.3%	10.6%

	Three Months Ended				Twelve Months Ended
	August 29, 2020	November 28, 2020	February 27, 2021	May 29, 2021	May 29, 2021
Net Sales, as reported (1)	$352.3	$330.5	$275.6	$276.3	$1,234.6
Adjustments
Dealer Divestitures	—	—	(0.4)	(1.5)	(1.9)
Net Sales, organic (1)	$352.3	$330.5	$275.2	$274.8	$1,232.7

	Three Months Ended				Twelve Months Ended
	August 28, 2021	November 27, 2021	February 26, 2022	May 28, 2022	May 28, 2022
International & Specialty
Net Sales, as reported (1)	$167.1	$247.0	$241.0	$273.3	$928.5
% change from prior year	45.4%	103.5%	107.2%	115.4%	93.6%
Adjustments
Acquisitions	(46.6)	(100.0)	(95.2)	(110.1)	(351.9)
Currency Translation Effects	(4.7)	(0.1)	4.1	9.2	8.4
Net Sales, organic (1)	$115.8	$146.9	$149.9	$172.4	$585.0
% change from prior year	0.8%	21.0%	28.9%	35.9%	22.0%

	Three Months Ended				Twelve Months Ended
	August 29, 2020	November 28, 2020	February 27, 2021	May 29, 2021	May 29, 2021
Net Sales, as reported (1)	$114.9	$121.4	$116.3	$126.9	$479.6

	Three Months Ended				Twelve Months Ended
	August 28, 2021	November 27, 2021	February 26, 2022	May 28, 2022	May 28, 2022
Retail
Net Sales, as reported	$241.3	$280.0	$279.1	$288.0	$1,088.4
% change from prior year	51.2%	60.6%	40.5%	31.9%	44.9%
Adjustments
Acquisitions	(32.5)	(73.4)	(69.3)	(69.6)	(244.8)
Currency Translation Effects	(1.8)	0.1	4.0	4.7	7.0
Net Sales, organic	$207.0	$206.7	$213.8	$223.1	$850.6
% change from prior year	29.7%	18.5%	7.7%	2.2%	13.3%

	Three Months Ended				Twelve Months Ended
	August 29, 2020	November 28, 2020	February 27, 2021	May 29, 2021	May 29, 2021
Net Sales, as reported	$159.6	$174.4	$198.6	$218.3	$750.9

	Three Months Ended				Twelve Months Ended
	August 28, 2021	November 27, 2021	February 26, 2022	May 28, 2022	May 28, 2022
MillerKnoll, Inc.
Net Sales, as reported	$789.7	$1,026.3	$1,029.5	$1,100.5	$3,946.0
% change from prior year	26.0%	63.9%	74.3%	77.1%	60.1%
Adjustments
Acquisitions(1)	(152.8)	(329.7)	(328.2)	(350.4)	(1,161.1)
Currency Translation Effects(1)	(7.3)	(0.9)	8.4	14.4	14.4
Net Sales, organic(1)	$629.6	$695.7	$709.7	$764.5	$2,799.3
% change from prior year	0.4%	11.1%	20.3%	23.3%	13.6%

	Three Months Ended				Twelve Months Ended
	August 29, 2020	November 28, 2020	February 27, 2021	May 29, 2021	May 29, 2021
Net Sales, as reported	$626.8	$626.3	$590.5	$621.5	$2,465.1
Adjustments
Dealer Divestitures	—	—	(0.4)	(1.5)	(1.9)
Net Sales, organic (1)	$626.8	$626.3	$590.1	$620.0	$2,463.2
(1) The sum of the quarters does not equal the annual balances due to rounding associated with the calculation on an individual quarter basis.

D. Organic Orders Growth (Decline) by Segment

	Three Months Ended				Twelve Months Ended
	August 28, 2021	November 27, 2021	February 26, 2022	May 28, 2022	May 28, 2022
Americas
Orders, as reported	$495.4	$573.1	$528.0	$495.0	$2,091.6
% change from prior year	72.9%	91.7%	105.0%	56.0%	80.3%
Adjustments
Acquisitions	(79.0)	(184.7)	(180.0)	(142.9)	(586.4)
Currency Translation Effects	(1.0)	(1.2)	0.4	0.3	(1.5)
Orders, organic	$415.4	$387.2	$348.4	$352.4	$1,503.7
% change from prior year	44.9%	29.5%	35.8%	12.3%	30.1%

	Three Months Ended				Twelve Months Ended
	August 29, 2020	November 28, 2020	February 27, 2021	May 29, 2021	May 29, 2021
Orders, as reported	$286.6	$298.9	$257.5	$317.4	$1,160.3
Adjustments
Dealer Divestitures	—	—	(1.0)	(3.6)	(4.6)
Orders, organic	$286.6	$298.9	$256.5	$313.8	$1,155.7

	Three Months Ended				Twelve Months Ended
	August 28, 2021	November 27, 2021	February 26, 2022	May 28, 2022	May 28, 2022
International & Specialty
Orders, as reported	$193.0	$261.1	$288.7	$241.9	$984.6
% change from prior year	76.4%	103.2%	159.6%	80.3%	103.7%
Adjustments
Acquisitions	(50.3)	(97.3)	(105.0)	(101.0)	(353.6)
Currency Translation Effects	(4.3)	(0.4)	3.8	6.7	5.8
Orders, organic	$138.4	$163.4	$187.5	$147.6	$636.8
% change from prior year	26.5%	27.2%	68.6%	10.0%	31.8%

	Three Months Ended				Twelve Months Ended
	August 29, 2020	November 28, 2020	February 27, 2021	May 29, 2021	May 29, 2021
Orders, as reported	$109.4	$128.5	$111.2	$134.2	$483.3

	Three Months Ended				Twelve Months Ended
	August 28, 2021	November 27, 2021	February 26, 2022	May 28, 2022	May 28, 2022
Retail
Orders, as reported	$228.1	$323.7	$279.2	$276.4	$1,107.3
% change from prior year	42.5%	60.0%	41.4%	16.2%	38.8%
Adjustments
Acquisitions	(32.2)	(78.8)	(75.9)	(66.0)	(252.9)
Currency Translation Effects	(1.8)	0.1	3.7	4.3	6.4
Orders, organic	$194.1	$245.0	$207.0	$214.7	$860.8
% change from prior year	21.2%	21.1%	4.9%	(9.7)%	7.9%

	Three Months Ended				Twelve Months Ended
	August 29, 2020	November 28, 2020	February 27, 2021	May 29, 2021	May 29, 2021
Orders, as reported	$160.1	$202.3	$197.4	$237.8	$797.6

	Three Months Ended				Twelve Months Ended
	August 28, 2021	November 27, 2021	February 26, 2022	May 28, 2022	May 28, 2022
MillerKnoll, Inc.
Orders, as reported	$916.5	$1,157.9	$1,095.9	$1,013.3	$4,183.5
% change from prior year	64.8%	83.9%	93.6%	47.0%	71.4%
Adjustments
Acquisitions	(161.5)	(360.8)	(360.9)	(309.9)	(1,192.9)
Currency Translation Effects (1)	(7.1)	(1.5)	7.9	11.3	10.7
Orders, organic	$747.9	$795.6	$742.9	$714.7	$3,001.3
% change from prior year	34.5%	26.3%	31.5%	4.2%	23.2%

	Three Months Ended				Twelve Months Ended
	August 29, 2020	November 28, 2020	February 27, 2021	May 29, 2021	May 29, 2021
Orders, as reported	$556.1	$629.7	$566.1	$689.4	$2,441.2
Adjustments
Dealer Divestitures	—	—	(1.0)	(3.6)	(4.6)
Orders, organic	$556.1	$629.7	$565.1	$685.8	$2,436.6
(1) The sum of the quarters does not equal the annual balances due to rounding associated with the calculation on an individual quarter basis.